Statements of Net Assets Available for Benefits - EBP Prud ESP - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets:
Investments at fair value (See Note 3)	$ 8,251,159,242	$ 7,537,476,969
Investments at contract value (See Note 4)	2,837,577,933	3,161,373,107
Total investments	11,088,737,175	10,698,850,076
Notes receivable from participants	25,254,130	31,661,402
Net assets available for benefits	$ 11,113,991,305	$ 10,730,511,478